SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 8, 2006

DENDRITE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16379	22-2786386
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1405 U.S. Highway 206, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (908) 443-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition

Attached and being furnished as Exhibit 99.1 is a copy of a press release of Dendrite International, Inc. (“Dendrite”) dated August 8, 2006, reporting Dendrite’s financial results for the second quarter of 2006.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

To supplement the Company’s financial results presented in accordance with U.S. Generally Accepted Accounting Principals (“GAAP”), the Company uses, and has included in the attached press release and unaudited financial tables, the following non-GAAP financial measures: adjusted operating income, adjusted net income (loss) per diluted share (including the tax effects of the excluded items using marginal tax rates), and revenues excluding the impact of foreign currency fluctuations.

Prior to January 1, 2006, the Company accounted for stock-based compensation under Accounting Principles Board, Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”).  In accordance with APB 25 the Company historically used the intrinsic value method to account for stock-based compensation expense.  Under APB 25, stock options and shares issued under the Company’s employee stock purchase plan were not an expense for accounting purposes and, as a result, no compensation expense is included in the 2005 reporting period related to these items.  As of January 1, 2006, the Company accounts for stock-based compensation expense, including expense related to stock options and shares issued under the employee stock purchase program, under the fair value method of Statement of Financial Accounting No. 123(R), “Shared-Based Payment” (“FAS 123(R)”).  As the Company adopted the modified prospective method, results for prior periods have not been restated under the fair value method for GAAP purposes.

Management has historically reviewed its operating performance using a number of metrics.  In connection with the adoption of FAS 123(R) as of January 1, 2006, one measure which management is using to evaluate its operating results is to exclude compensation expense (including the tax effects using the marginal tax rate) related to stock options and shares issued under the employee stock purchase program in assessing period-to-period results, preparing its financial goals and internal budgets and forecasts, evaluating performance against targets and budget, assessing management performance and establishing employee incentive compensation, and comparing operating results against other companies.  Management views this non-GAAP exclusion of these expenses as a supplement to facilitate internal planning, comparisons and performance assessments.  Management also believes it provides investors an additional metric, consistent with what management uses internally, to analyze and evaluate our operating business.  However, the non-GAAP financial measures which exclude compensation expense related to stock options and shares issued under the employee stock purchase plan should not be viewed as a substitute or replacement of GAAP, as these expenses are an essential part of the Company’s compensation program and under GAAP all forms of cash and non-cash compensation must be valued and included (and not excluded) in the Company’s results of operations.  Also, stock options and the employee stock purchase plan are an important element of employee incentive compensation and are recurring.  Management accounts for this exclusion of compensation expense related to stock options and shares issued under the employee stock purchase plan by regularly reviewing the amount of the excluded expense and its impact on its results of operations on a GAAP basis and by regularly reviewing its total cash and non-cash share-based compensation programs.

Management also uses the non-GAAP financial measure which excludes certain charges for surplus facilities, severance and other restructuring charges (including the tax effects of those items using marginal tax rates) in preparing its financial goals and internal budgets and operating plans, assessing management performance and determining, in part, management compensation, evaluating performance against targets and budget, assessing  performance over reporting periods,  and assessing operating performance against other companies.  This information has also aided management and the Board of Directors in its decision-making and allocation of resources.  A limitation of this financial measure is that some or all of such special charges represent actual cash outlays and, in addition, such measure does not reflect actual GAAP expense.  Management compensates for this by clarifying that this is only one operating metric, is used for internal financial analysis and planning purposes and should not be considered in isolation, and by providing as part of its disclosure the corresponding GAAP financial measure as well as the detailed reconciliation describing these particular charges.

The Company also discloses, and management internally monitors, the sales performance of international operations on a basis that eliminates the positive or negative effects that result from translating international sales into U.S. dollars.  Management uses this constant dollar measure because it believes that it enhances the assessment of the sales performance of its international operations and the comparability between reporting periods.

These non-GAAP financial measures should not be considered in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  Also, these non-GAAP financial measures as disclosed by the Company may be calculated differently from similar measures disclosed by other companies.  To ease the use and understanding of these non-GAAP financial measures, the Company has included the most directly comparable GAAP financial measures and a detailed reconciliation between the GAAP and non-GAAP financial measures.

Item 9.01.         Financial Statements and Exhibits

(c)             Exhibits

99.1       Press Release of Dendrite International, Inc., dated August 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDRITE INTERNATIONAL, INC.

Dated: August 8, 2006	By:	/s/ Jeffrey J. Bairstow
Name: Jeffrey J. Bairstow
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Dendrite International, Inc., dated August 8, 2006.